Pledges, Guarantees, Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2022
Disclosure Of Commitments [Abstract]
PLEDGES, GUARANTEES, COMMITMENTS AND CONTINGENT LIABILITIES:

NOTE 15 - PLEDGES, GUARANTEES, COMMITMENTS AND CONTINGENT LIABILITIES:

A.	As of December 31, 2022, the Company have pledged deposits of USD 85 thousand (presented as long-term restricted deposits) against bank guarantees in respect of the lease agreements for its offices, and additional deposits of USD 34 thousand (presented as short-term restricted deposits), against a guarantee in favor of a program with the Ministry of Energy and for securing credit.

As to pledges made to secure the EIB loan – see note 12A.

B.	Commitments:

The Company has entered into an agreement with a number of service providers for the purpose of locating and recruiting investors. The consideration for these agreements is on a basis of success in recruitment only, at a rate of 2% to 5% of the gross investment amount that will be recorded as share issuance costs that will be deducted from the premium on shares.

C.	Distribution and production agreement:

In February 2020 the Company entered into an agreement with Fortlev Energia Solar Ltda (“Fortlev”) – a Brazilian company, pursuant to which it granted Fortlev a license for a period of 25 years to market its bGen technology in Brazil and Colombia. Under the agreement, until such time that Fortlev has established a production facility of its own, the Company shall pay Fortlev a commission fee of 10% of any sale it has completed in these territories. After the completion of a production facility, the Company will grant Fortlev an exclusive license for production and marketing of its product in these territories in which case, Fortlev will pay the Company 10% royalty from the sale of such products.